UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2026

VIKING ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42927	86-1872510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Third Avenue, 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 423-7931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	VACI.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	VACI	The New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VACI.WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined herein) but does not purport to describe all of the terms thereof. Viking (as defined herein) shareholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On April 16, 2026, Viking Acquisition Corp. I, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“Viking”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with NorthStar Earth and Space Inc., a corporation existing under the Canadian Corporate Statute (the “Company” or “NorthStar”), and Viking NS Amalgamation Corp., a corporation existing under the Canadian Corporate Statute (“NewCo”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination,” the closing of the Business Combination is referred to herein as the “Closing” and the date on which the Closing occurs is referred to herein as the “Closing Date.” In connection with the Closing, it is expected that Viking will change its name to “NorthStar” and Viking is referred to herein as “New Viking” as of the time following such change of name.

Subject to its terms and conditions, the Business Combination Agreement provides, among other things, that (1) at least one business day prior to the Closing Date, Viking will continue from the Cayman Islands to Canada (the “SPAC Continuation”), (2) The Company will conduct the Company Reorganization (as defined in the Business Combination Agreement), whereby certain Company loans, debentures, and Company Securities (as defined in the Business Combination Agreement) will be exchanged for or converted into Company Shares, (3) NewCo will amalgamate with and into the Company (the “Amalgamation”), with NewCo surviving the Amalgamation as a wholly-owned subsidiary of New Viking, pursuant to an arrangement under the applicable provisions of the Canada Business Corporations Act (the “CBCA”) and the plan of arrangement in form to be agreed upon by the parties (the “Plan of Arrangement”), and (4) New Viking will adopt amended and restated articles form to be agreed upon by the parties (the “Restated Articles”).

Transaction Consideration

The aggregate equity consideration to be issued to the Company’s equityholders in the Business Combination will be approximately 30,000,000 (the “Closing Shares”) New Viking common shares (“Common Shares”) to be authorized pursuant to the Restated Articles, based on a Company valuation of $300 million. In addition, up to 10,000,000 New Viking common shares (the “Earnout Shares”) are issuable to persons designated by a committee upon satisfaction of certain Revenue Run Rate (as defined in the Business Combination Agreement) targets in 2027 and 2028. The Earnout Shares are also issuable upon the occurrence of a Change of Control (as defined in the Business Combination Agreement). All outstanding Company warrants (other than the PIPE Warrants (as defined below)) will be converted into the right to receive RSUs under the New Viking Equity Plan (as defined below), and all outstanding stock options will be exchanged for stock options exercisable for a pro-rata portion of the Closing Shares.

Subject to, and in accordance with the terms and conditions of, the Business Combination Agreement, upon the SPAC Continuation, each then issued and outstanding Class B ordinary share of Viking will be converted into one Class B common share of Viking, and on the Closing Date, each such Class B common share will be converted into one Common Share.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the Company, Viking and Newco as of the date of the Business Combination Agreement or other specific dates solely for the benefit of certain parties to the Business Combination Agreement. In certain cases, such parties are subject to specified exceptions and materiality, Company Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Business Combination Agreement), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In the Business Combination Agreement, the Company made certain customary representations to Viking including, among others, related to the following: (1) corporate matters, including due organization, qualification and good standing; (2) capitalization; (3) authority, approval and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents and non-contravention; (4) required government approvals; (5) financial statements and internal controls; (6) compliance with laws and permits; (7) absence of certain changes and events; (8) absence of litigation; (9) employee benefits; (10) labor and employment; (11) real property; (12) intellectual property; (13) taxes; (14) environmental matters; (15) material contracts; (16) insurance; (17) certain business practices; (18) interested party transactions; and (19) brokers.

In the Business Combination Agreement, Viking and NewCo made certain customary representations and warranties to the Company including, among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) corporate authority, approval and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents, non-contravention and required governmental approvals; (3) compliance with laws; (4) employee benefit plans, (5) financial ability and the trust account; (6) taxes; (7) brokers; (8) Securities and Exchange Commission (“SEC”) reports, financial statements and the Sarbanes-Oxley Act; (9) business activities and absence of certain changes; (10) absence of litigation; (11) no outside reliance; (12) capitalization; (13) Nasdaq Stock Market quotation; (14) affiliate agreements; and (15) anti-bribery and economic sanctions.

Covenants of the Parties

The Business Combination Agreement contains certain customary covenants for transactions of this type by the Company and/or Viking, including, among others, covenants regarding: (1) the operation of their respective businesses in the ordinary course of business, in compliance with law; (2) the provision of access to their properties, books and personnel; (3) regulatory approvals; (4) trust account disbursements; (5) the Company’s obligation to deliver financial statements, proxy solicitations and other actions; (6) exclusivity and confidentiality; (7) directors’ and officers’ indemnification and insurance; (8) listing New Viking’s securities on the New York Stock Exchange; (9) Viking’s obligation to make certain public filings; (10) the SPAC Continuation; (11) preparation of the Canadian Prospectus (as defined in the Business Combination Agreement); (12) post-Closing director and officer appointments; and (13) the obligation of the Company to effect the Company Warrant Exchange (as defined in the Business Combination Agreement).

Viking and the Company also agreed to jointly prepare, and Viking agreed to file with the SEC, a registration statement on Form F-4 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Common Shares to be issued pursuant to the Business Combination. The Registration Statement will include a proxy statement/prospectus for the purpose of soliciting proxies from Viking’s shareholders for the matters relating to the Business Combination to be acted on at the extraordinary general meeting of Viking (the “General Meeting”), and providing such Viking shareholders with an opportunity to redeem their Viking Class A ordinary shares. In addition, Viking and the Company agreed to prepare and mutually agreed upon, and Viking agreed to file with Canadian Securities Commission, a prospectus (the “Canadian Prospectus”) in sufficient time for New Viking to become a reporting issuer in the Province of Québec on or as soon as reasonably practicable after the Closing Date, and Viking and the Company agreed to other customary covenants related to the filing of the Registration Statement and the Canadian Prospectus and the calling of the General Meeting.

The Company agreed to convene and conduct a meeting of its securityholders (the “Company Securityholders Meeting”) as soon as reasonably practicable after the Registration Statement is deemed effective by the SEC for the purpose of, among other things, considering and approving the Plan of Arrangement and the Company Reorganization, and to promptly prepare and complete a notice and information circular and any other documents required by applicable law, and to cause such documents to be sent to each securityholder of the Company and other person as required by applicable law.

Viking also agreed to adopt a New Viking equity incentive plan (the “New Viking Equity Plan”), which shall be a customary public company equity incentive plan in a form mutually agreed by the parties, with a total number of New Viking Common Shares equal to 10% of the New Viking Common Shares outstanding immediately following the Closing determined on a fully diluted basis.

The Company also agreed to use best efforts to deliver to Viking as promptly as possible, but in any event within (i) three weeks of the date of the Business Combination Agreement, additional Support Agreements (as defined below) executed by Company securityholders that, together with the Key Company Securityholders (other than the securityholder referenced in (ii) below), constitute the Company Required Approval (as defined in the Business Combination Agreement) and (ii) forty-five days of the date of the Business Combination Agreement, an additional Support Agreement executed by a certain Company securityholder.

Survival

None of the covenants and agreements of the parties contained in the Business Combination Agreement will survive the Closing, except for (1) those covenants and agreements that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches after the Closing, or (2) Article IX (Miscellaneous) of the Business Combination Agreement.

Conditions to Closing

The Business Combination Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived by all of the parties): (1) approval by the Company’s securityholders of the Plan of Arrangement at the Company Securityholders Meeting or pursuant to written consent, (2) receipt of an interim and final order pursuant to the CBCA approving the Plan of Arrangement, (3) approval by Viking’s shareholders of the Business Combination and related matters at the General Meeting, (4) the absence of any law, ruling of any governmental authority, judgment or decree which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits consummation of the Business Combination, (5) all required filings and approvals under any applicable antitrust laws will have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Business Combination under applicable antitrust laws will have expired or been terminated, (6) the Common Shares to be issued in the Business Combination will have been registered with the SEC on the Registration Statement and accepted for listing on the New York Stock Exchange or another national securities exchange mutually agreed to by the Parties in writing, and (7) the Registration Statement having become effective.

In addition, the obligations of Viking and NewCo are subject to the satisfaction or waiver of certain closing conditions, including without limitation: (1) the accuracy of the representations and warranties of the Company and the performance of the covenants and agreements of the Company, in each case subject to certain qualifiers, (2) the delivery of executed counterparts to all ancillary agreements to which the Company or any securityholder of the Company is party, (3) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement, and (4) the delivery of executed counterparts to all ancillary agreements to which the Company or certain key securityholders of the Company is party.

The obligations of the Company are subject to the satisfaction or waiver of certain customary closing conditions, including without limitation: (1) the accuracy of the representations and warranties of Viking and NewCo and the performance of the covenants and agreements of Viking and NewCo, in each case subject to certain qualifiers, (2) the absence of a SPAC Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement, (3) each of Viking’s officers and directors shall have resigned from such positions, and (4) the delivery of executed counterparts to all ancillary agreements to which Viking or NewCo or certain shareholders of Viking is party.

Termination

The Business Combination Agreement may be terminated under certain circumstances prior to the closing of the Business Combination including, but not limited to (1) by mutual written consent of Viking and the Company, (2) by either Viking or the Company if the effective time of the Amalgamation has not occurred by January 31, 2027 (the “Outside Date”), provided that the Business Combination Agreement may not be so terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a closing condition on or prior to the Outside Date, (3) by either Viking or the Company if any governmental authority has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (4) by either Viking or the Company if the requisite approval of Viking’s shareholders is not obtained at the General Meeting or any adjournment or postponement thereof, (5) by either Viking or the Company if the requisite approval of the Company’s securityholders in respect of the Plan of Arrangement and Company Reorganization is not obtained at the Company Securityholders Meeting or any adjournment or postponement thereof, (6) by Viking if the Company is in breach of its representations, warranties or covenants or agreements of the Company set forth in the Business Combination Agreement that is uncured and render certain of the conditions to closing set forth in the Business Combination Agreement incapable of being satisfied on the Closing Date, (7) by the Company if Viking is in breach of its representations, warranties, covenants or agreements set forth in the Business Combination Agreement that is uncured and would render certain of the conditions to closing set forth in the Business Combination Agreement incapable of being satisfied on the Closing Date, (8) by the Company, at any time prior to Viking’s receipt of requisite shareholder approval, if Viking’s board of directors changes, withdraws, withholds, qualifies or modifies, in a manner adverse to the Company, its recommendation of the Business Combination or (9) by Viking if the Company has not delivered the Additional Support Agreements (as defined in the Business Combination Agreement) executed by the relevant Company securityholders within the time frame set forth in the Business Combination Agreement.

If Viking validly terminates the Business Combination Agreement for the Company’s failure to deliver the Additional Support Agreements, then Company shall reimburse Viking for its out-of-pocket expenses incurred in connection with the Business Combination in an amount not to exceed $500,000. If the Business Combination Agreement is otherwise validly terminated, none of the parties to the Business Combination Agreement will have any liability under the Business Combination Agreement, except in the case of willful and material breach or fraud by a party of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about Viking, the Company or NewCo. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Viking’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements, or forms thereof, in their entirety.

Sponsor Letter Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Viking, the Company and Viking Acquisition Sponsor I, LLC (the “Sponsor”) entered into a letter agreement (the “Sponsor Letter”) pursuant to which, among other things (1) the Sponsor agreed to vote all Class B ordinary shares of Viking (“Founder Shares”) held by it in favor of the Business Combination Agreement, the Business Combination and related proposals, (2) the Sponsor agreed that, at the Closing, it will transfer, directly or constructively, 3,000,000 Founder Shares to investors in the PIPE Financing and Viking agreed to issue to the Sponsor at closing for consideration of the Sponsor Letter, 500,000 New Viking Shares, (3) Sponsor agreed to pay SPAC Excluded Expenses unpaid under the Business Combination Agreement, and (4) the parties agreed that 10% of any Earnout Shares issued shall be allocated to Sponsor if the dollar volume-weighted average price for the New Viking Common Shares over any 20 consecutive day trading period within the 30 consecutive trading days beginning on the day immediately following the publication of New Viking’s Form 20-F or Form 6-K that evidences the satisfaction of the applicable earnout target, is greater than or equal to $10.00.

A copy of the Sponsor Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Letter is qualified in its entirety by reference thereto.

Voting and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Viking, the Company and certain of the Company’s securityholders entered into a Voting and Support Agreement (the “Support Agreement”) pursuant to which, among other things, each such securityholder agreed to support and vote in favor of the Plan of Arrangement.

A copy of the Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Support Agreements is qualified in its entirety by reference thereto.

Registration Rights Agreement

Pursuant to the terms of the Business Combination Agreement, contemporaneously with the Closing, New Viking, the Sponsor, and certain securityholders of the Company will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, (1) New Viking will agree to file, as soon as practicable (and in any event within 30 days) following the Closing Date, a registration statement covering the resale of certain Common Shares and other equity securities of New Viking held by the Sponsor and such other securityholders parties from time to time, and (2) such holders of registrable securities will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their registrable securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement.

A copy of the form of Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

Also pursuant to the terms of the Business Combination Agreement, at the Closing, certain Company securityholders will enter into a lock-up agreement (each, a “Lock-Up Agreement”), pursuant to which, among other things, each such securityholder will agree not to sell, for a period of 180 days following the Closing (subject to certain exceptions), the Common Shares held by such securityholder immediately after the effective time of the Business Combination, on the terms and subject to the conditions set forth in the Lock-Up Agreement. In addition, the Sponsor and the other parties to the letter agreement entered into by such parties with Viking in connection with Viking’s initial public offering will enter into an amendment to such letter agreement to change the lock-up period in such letter agreement to six months after the Closing Date.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

PIPE Financing

Concurrently with the execution of the Business Combination Agreement, on April 16, 2026, Viking and the Company entered into Securities Purchase Agreements (the “PIPE Agreement,”) with certain institutional investors (the “PIPE Investors”). Pursuant to (i) PIPE Agreement, the PIPE Investors agreed to subscribe for and purchase, and NorthStar agreed to issue and sell to the PIPE Investors, immediately prior to the Closing, an aggregate number of shares of NorthStar equal to $30 million of New Viking Shares, on an as exchanged basis, as well as warrants to purchase shares of NorthStar which are to be converted into warrants to acquire 3,000,000 New Viking Shares at Closing (collectively, the “PIPE Financing”). Such warrants will have the same terms as the New Viking Public Warrants (as defined in the PIPE Agreement). In addition, the Sponsor agreed to transfer to the PIPE Investors an aggregate of 3,000,000 Founders Shares at Closing.

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the New Viking Shares having been approved for listing on the New York Stock Exchange; (ii) all conditions precedent to the Closing shall have been satisfied or waived and the closing of the Business Combination shall be scheduled to occur substantially concurrently with the closing of the PIPE Financing; and (iii) the absence of specified adverse judgements, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the transactions contemplated by the PIPE Agreement.

The obligations of Viking and the Company to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the PIPE Agreements.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the material truth and accuracy of the representations and warranties of Viking and the Company in the PIPE Agreements, subject to customary bringdown standards; and (ii) material compliance by Viking and the Company with its respective covenants, agreements and conditions under the PIPE Agreements.

The PIPE Agreements provide that the parties will use commercially reasonable efforts to ensure that the securities issued to PIPE Investors (other than the Sponsor transferred shares) will be freely tradable promptly following Closing and the PIPE Agreements further grant the PIPE Investors certain customary registration rights.

The foregoing description of the PIPE Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of PIPE Agreement, a copy of which is attached as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Agreements and the PIPE Financing is incorporated by reference herein. The securities to be offered and sold in connection with the PIPE Agreement have not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On April 17, 2026, Viking and NorthStar issued a press release announcing the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated April 2026.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Viking under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

* * *

Additional Information and Where to Find It

In connection with the proposed Business Combination, Viking intends to file with the SEC the Registration Statement, which will include a prospectus with respect to Viking’s securities to be issued in connection with the proposed Business Combination and a proxy statement to be distributed to holders of Viking’s Class A ordinary shares in connection with Viking’s solicitation of proxies for the vote by Viking’s shareholders with respect to the proposed Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, Viking plans to file the definitive Proxy Statement with the SEC and to mail copies to Viking’s shareholders as of a record date to be established for voting on the proposed Business Combination and other matters to be described in the Registration Statement. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Viking may file with the SEC. Before making any investment or voting decision, investors and securityholders of Viking and the Company are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the Company, Viking and the proposed Business Combination. Investors and securityholders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Viking through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Viking may be obtained free of charge from Viking’s website at www.vikingspac.com or by directing a request to Viking Acquisition Corp. I Attn: Corporate Secretary, 900 Third Avenue, 18th Floor, New York, NY 10022. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

Participants in the Solicitation

The Company, Viking and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Viking’s shareholders in connection with the proposed Business Combination. For more information about the names, affiliations and interests of Viking’s directors and executive officers, please refer to the final prospectus from Viking’s initial public offering, which was dated October 30, 2025 and filed with the SEC on October 31, 2025 (the “IPO Prospectus”) and the Registration Statement, Proxy Statement and other relevant materials filed or to be filed with the SEC in connection with the proposed Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Viking’s shareholders generally, will be included in the Registration Statement and the Proxy Statement, when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This document shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This document shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; financing and other business milestones; potential benefits of the proposed Business Combination and other related transactions; and expectations relating to the proposed Business Combination and other related transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of NorthStar’s and Viking’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of NorthStar and Viking. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the proposed Business Combination and other related transactions; failure to realize the anticipated benefits of the proposed Business Combination and other related transactions; ability to successfully consummate the PIPE Financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against Viking or NorthStar related to the proposed Business Combination; the effects of competition on NorthStar’s future business; the approval by Viking’s public shareholders of the Business Combination and related transactions, the amount of redemption requests made by Viking’s public shareholders. Additional risks related to NorthStar’s business include, but are not limited to: The development of advanced data analytics services is complex, and delays could adversely affect NorthStar’s business and prospects; NorthStar may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its data analytics technology; NorthStar may not accurately estimate future supply and demand for its analytics services, leading to inefficiencies and hindering its ability to generate revenue and profits; NorthStar’s expectations and targets regarding technical, pre-production, and production objectives depend on assumptions and analyses that may prove incorrect, affecting milestone achievement; if NorthStar’s existing customers do not continue to purchase its analytics services, its revenue and results of operations would be adversely impacted; NorthStar is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses from operations; NorthStar’s business plan has yet to be tested, and it may not succeed in executing on its strategic plans, including commercialization; NorthStar relies heavily on its intellectual property portfolio. If it is unable to protect its intellectual property rights, its business and competitive position would be harmed; NorthStar may need to defend itself against intellectual property infringement claims, which may be time-consuming and could cause it to incur substantial costs or limit its ability to use certain technology; governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject NorthStar to liability or loss of contracting privileges, limit its ability to transfer technology or compete in certain markets and affect its ability to hire qualified personnel; and changes in U.S., Canadian and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and NorthStar’s business, financial condition, results of operations and prospects. Additional risks related to Viking include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the IPO Prospectus for Viking’s initial public offering filed with the SEC on October 31, 2025, and in those documents that Viking has filed, or will file, with the SEC.

If any of these risks materialize or Viking’s or NorthStar’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Viking nor NorthStar presently know or that Viking and NorthStar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Viking’s and NorthStar’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. Viking and NorthStar anticipate that subsequent events and developments will cause Viking’s and NorthStar’s assessments to change. These forward-looking statements should not be relied upon as representing Viking’s and NorthStar’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Viking, NorthStar nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated April 16, 2026.
10.1	Sponsor Letter Agreement, dated April 16, 2026.
10.2	Voting and Support Agreement, dated April 16, 2026.
10.3	Form of Amended and Restated Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
10.5	Form of Securities Purchase Agreement, dated April 16, 2026.
99.1	Press Release, dated April 17, 2026.
99.2	Investor Presentation, dated April 2026.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ACQUISITION CORP. I

	By:	/s/ Håkan Wohlin
	Name:	Håkan Wohlin
	Title:	Chief Executive Officer

Dated: April 17, 2026